UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2013

Item 1.  Report to Stockholders.

[Calvert Small Cap Fund Semi-Annual Report to Shareholders]

[Calvert Global Alternative Energy Fund and Calvert Global Water Fund Semi-Annual Report to Shareholders]

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Investment Climate

The six-month period ended March 31, 2013 was marked by uncertainties surrounding the U.S. presidential election and impending fiscal cliff, with equity markets ultimately benefiting from a relief rally to start 2013 as market participants responded favorably to the last-minute, short-term fiscal cliff deal. Hurricane Sandy weighed on the manufacturing sector, especially in the northeast, but improving data in the U.S. labor and housing markets and accommodative monetary policy by the Federal Reserve (Fed) helped boost investor sentiment.

There was some progress on the European policy front, but recessionary pressures in the eurozone and concerns about slower growth in China were a drag on international equity markets as the period wore on. Despite the headwinds emanating from Europe, all major global equity indices finished the first half of the fiscal year in positive territory with the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returning 10.19%, 11.10%, 14.48%, 12.18%, and 3.95%, respectively.

In a reversal of a multi-year trend, value stocks significantly outperformed growth stocks, and within the Russell 1000 Index, Financials, Industrials, and Consumer

Extending the Environmental, Social, and Governance Analytical Framework

U.S. consumers and investors are becoming more educated about how environmental, social, and governance (ESG) matters impact themselves and the economy. In fact, the increasing availability of information about ESG practices and their impacts on company performance is forcing companies to upgrade their standards and practices. Rather than risking backlash from regulators, the public, or investors, companies are now trying to manage and mitigate these risks and the potential for events such as the BP oil spill to protect their brand value and support continued consumer demand.

While this is positive for the U.S. economy as a whole, and for the companies poised to benefit from the push toward improving ESG awareness, it presents an increasingly complex investment landscape. At the same time, it also presents investors with a unique opportunity to identify and benefit from these trends.

That is why at Calvert we have developed sophisticated analytical approaches that enable our investment analysts and portfolio managers to quantify ESG issues in our valuation calculations and the buy and sell decisions of certain of our equity portfolios. This process further merges values with valuations in a way that seeks to improve investment performance and mitigate risks. To this end, we believe the ability to leverage the proprietary expertise of our investment and sustainability research teams can set Calvert apart as we strive to integrate ESG more deeply into our active portfolio management, seeking to identify those companies that manage their ESG impacts sustainably and create the most shareholder value.

www.calvert.com CALVERT SMALL CAP FUND SEMI-ANNUAL REPORT (UNAUDITED) 4

Discretionary were the top-performing sectors, while the Information Technology, Telecommunication Services, and Energy sectors lagged.

Congress Avoids Fiscal Cliff but Political Dysfunction Continues

The fiscal cliff became a major source of concern for investors as the calendar-year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal that allowed the payroll tax cut to expire and postponed most spending cuts for two months, spurring a relief rally. However, political dysfunction quickly returned to the forefront as U.S. policymakers were unable to reach a deal to avoid sequestration, prompting $85 billion in automatic spending cuts to take effect. Despite renewed fiscal policy headwinds, investors looked past the federal budget sequester and focused on the gradually improving economic conditions in the United States.

Economic Recovery in the United States Continues Despite Hurricane Sandy

Despite the negative economic impact of Hurricane Sandy, other U.S. macro data were mostly positive. Vehicle sales remained strong, construction spending continued to increase, and exports from the United States reached a record high as manufacturing activity rebounded following the “superstorm.” Our contention in the second half of 2011 that the U.S. housing sector had started to recover is now supported by multiple data points, including sales of new and existing homes as well as building permits and housing starts, which all increased through the first half of the fiscal year. At the same time, the inventory of homes for sale

CALVERT
SMALL CAP FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/13	3/31/13
Class A	14.75%	17.97%
Class B	13.82%	16.15%
Class C	14.20%	16.91%
Class I	15.16%	18.83%

Russell 2000 Index	14.48%	16.30%

Lipper Small-Cap Core
Funds Average	14.91%	14.80%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	15.6%
Consumer Staples	6.0%
Energy	9.4%
Financials	19.5%
Health Care	13.0%
Industrials	14.6%
Information Technology	12.1%
Materials	5.4%
Short-Term Investments	1.0%
Telecommunication Services	1.0%
Utilities	2.4%
Total	100%

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
Skywest, Inc.	3.3%
Worthington Industries, Inc.	3.0%
Sanmina Corp.	3.0%
Deluxe Corp.	3.0%
Platinum Underwriters Holdings Ltd.	2.8%
Exterran Holdings, Inc.	2.8%
Madison Square Garden Co.	2.8%
Acorda Therapeutics, Inc.	2.8%
Molina Healthcare, Inc.	2.7%
Helix Energy Solutions Group, Inc.	2.7%
Total	28.9%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SMALL CAP FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

continued to tighten, helping push home prices higher. The decision by the U.S. Fed to purchase $40 billion of mortgage-backed securities each month in an effort to lower long-term interest rates seemed to be working as mortgage rates remained near historic lows.

The labor market continued to show signs of healing as unemployment claims maintained their downward trend and the unemployment rate fell to 7.6% as of March, although this was driven by a drop in labor force participation.

Real gross domestic product (GDP) increased at a 3.1% annualized rate in the third quarter of 2012, although this slowed to a 0.1% gain in the fourth quarter. The marginal advance in the fourth quarter was attributed to a significant decline in government spending, which offset strong gains in residential investment and capital expenditures and a 2.2% increase in consumer spending.

The third-quarter U.S. earnings season proved to be less than stellar, as reported earnings of S&P 500 companies declined 1% on a year-over-year basis. However, 67% of S&P 500 companies beat earn-

CALVERT
SMALL CAP FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	12.36%
Five year	5.19%
Since inception (10/1/2004)	4.17%

CLASS B SHARES	(with max. load)
One year	11.15%
Since inception (11/29/2010)	9.63%

CLASS C SHARES	(with max. load)
One year	15.91%
Five year	5.23%
Since inception (4/1/2005)	3.50%

CLASS I SHARES
One year	18.83%
Five year	7.04%
Since inception (4/29/2005)	6.22%

ings expectations and 65% topped revenue forecasts for the fourth-quarter earnings season.

Overall, strong signs of recovery in the U.S. housing market, the slowly improving employment picture, a decent earnings season, and good year-to-date performance in the equity markets seemed to be having a positive impact on Americans. Consumer confidence reached its highest level in five years while consumer spending also improved, giving us confidence that U.S. equity markets can continue to perform well in the long run.

Fed Maintains Accommodative Monetary Policy as Global Monetary Easing Cycle Continues

Inflation remained tame, allowing the Fed to maintain its accommodative stance. With that said, debate appeared to be growing inside the Fed about the appropriate time to scale back the most recent round of quantitative easing. The eventuality of this scale-back triggered considerable discussion in the media around the impact of rising interest rates.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.78%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

* The month-end date of 10/31/04 is used for comparison purposes only; actual Fund inception is 10/1/04.

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Meanwhile, Japan launched a massive easing campaign aimed at fighting deflation, which helped produce a significant run in Japanese equities.

Progress on the Policy Front, but Eurozone in Double-Dip Recession

The eurozone officially entered into a recession in late 2012 for the second time in four years. With unemployment in the euro region hitting a record high 12%, and manufacturing PMI mired deep in contraction territory, the fiscal drag in the eurozone continued to be worse than anticipated. Even core European economies were not immune to the region’s recessionary pressures. The United Kingdom had its AAA credit rating cut by Moody’s, while the United Kingdom, Germany, Spain, and Belgium reported their economies shrank in the fourth quarter.

There were some notable improvements on the European sovereign debt side, however. The European Central Bank’s pledge to buy the sovereign debt of countries under severe fiscal stress helped restore some investor confidence in the eurozone bond market.

Economic and financial crisis was averted in Cyprus as the country’s policymakers reached a deal with eurozone finance ministers and international creditors for a 10 billion euro bailout. While the last-minute deal prevented imminent defaults of the country’s major banks, it also renewed concerns about the region’s ability to resolve its sovereign debt crisis.

Signs of China’s Economic Slowdown Stabilizing

Unfortunately, recessionary pressures in Europe are also likely to continue impacting emerging market economies. However, data released during the period suggested China’s economic slowdown was stabilizing and the Chinese government’s growth-boosting measures seemed to be having the desired effect without stoking inflation fears. China’s real GDP rose 7.9% in the fourth quarter and both measures of China’s Manufacturing PMI finished the period in expansion territory.

Despite these positive data points, the Chinese economy is not out of the woods yet. China’s transition from an export-driven economy to a more consumer-driven economy will likely face significant challenges. Having said that, continued economic growth in the United States could provide a significant positive boost for the Chinese economy.

Outlook

Equity markets started 2013 having gained a tremendous amount of ground since the depths of the financial crisis. A recovering U.S. housing market, a decline in unemployment, record-high exports, and encouraging year-end manufacturing data fueled by an attractive U.S. dollar exchange rate have all helped boost U.S. equity market sentiment. However, with the possibility of another less-than-stellar upcoming earnings season, and few positive catalysts on the near-term horizon, a short-term pull-back in equities remains a distinct possibility.

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We believe the U.S. economy will be able to maintain some expansion despite the sequester. Although having a short-term negative impact on economic growth, actions that reduce spending and improve budget strength for the United States over the long term are necessary. We expect housing to continue as a major driver of the recovery, having a positive impact on economic growth and consumer confidence as well as contributing to employment in housing-related sectors, as opposed to being a drag on the economy.

At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth. We believe the consensus forecast from the past several months for a European recovery was a bit premature. Because the economic recessionary pressures in the region are so pronounced and strong--especially in peripheral Europe, with Cyprus as one example, however small--the potential default issue may continue to resurface over time, reawakening markets to that reality.

Overall, we believe 2013 could be another good year for U.S. equities as investors look past the political dysfunction in Washington and move more money into stocks as they become more comfortable with risk. Value stocks generally performed better than growth companies in the second half of 2012 and we believe that this trend may persist in 2013, as risk aversion continues to subside. We also think small-cap equities are poised to post better returns than large-caps, driven by healthy earnings and top-line results as well as global M&A activity.

May 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13
CLASS A
Actual	$1,000.00	$1,148.00	$9.05
Hypothetical	$1,000.00	$1,016.50	$8.50
(5% return per
year before expenses)
CLASS B
Actual	$1,000.00	$1,138.78	$17.01
Hypothetical	$1,000.00	$1,009.03	$15.98
(5% return per
year before expenses)
CLASS C
Actual	$1,000.00	$1,142.61	$13.64
Hypothetical	$1,000.00	$1,012.20	$12.81
(5% return per
year before expenses)
CLASS I
Actual	$1,000.00	$1,151.55	$4.94
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.69%, 3.19%, 2.55%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2013

EQUITY SECURITIES - 98.6%	SHARES	VALUE
Aerospace & Defense - 0.6%
Ducommun, Inc.*	28,506	$564,134
Sparton Corp.*	24,296	325,566
		889,700

Airlines - 3.3%
Skywest, Inc.	302,886	4,861,320

Biotechnology - 4.7%
Acorda Therapeutics, Inc.*	126,691	4,057,913
PDL BioPharma, Inc.	379,691	2,775,541
		6,833,454

Chemicals - 1.4%
American Pacific Corp.*	6,004	138,752
Minerals Technologies, Inc.	47,479	1,970,853
		2,109,605

Commercial Banks - 8.6%
Columbia Banking System, Inc	87,832	1,930,547
East West Bancorp, Inc	54,608	1,401,787
PrivateBancorp, Inc	125,643	2,375,909
SVB Financial Group*	49,506	3,511,956
Umpqua Holdings Corp.	247,449	3,281,174
		12,501,373

Commercial Services & Supplies - 5.4%
Deluxe Corp.	104,620	4,331,268
Steelcase, Inc.	238,259	3,509,555
		7,840,823

Computers & Peripherals - 1.9%
Diebold, Inc	89,612	2,717,036

Consumer Finance - 1.9%
Nelnet, Inc	83,795	2,832,271

Diversified Consumer Services - 2.2%
Grand Canyon Education, Inc.*	128,122	3,253,018

Diversified Telecommunication Services - 0.8%
Atlantic Tele-Network, Inc.	22,372	1,085,266
PCCW Ltd. (ADR)	6,073	28,482
		1,113,748

Electric Utilities - 2.4%
Portland General Electric Co.	115,984	3,517,795

Electrical Equipment - 2.5%
Belden, Inc	71,932	3,715,288

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electronic Equipment & Instruments - 5.0%
Arrow Electronics, Inc.*	20,672	$839,697
PC Connection, Inc.	20,759	339,410
Plexus Corp.*	73,070	1,776,332
Sanmina Corp.*	383,400	4,355,424
		7,310,863

Energy Equipment & Services - 5.5%
Exterran Holdings, Inc.*	152,934	4,129,218
Helix Energy Solutions Group, Inc.*	170,086	3,891,568
		8,020,786

Food & Staples Retailing - 2.1%
Harris Teeter Supermarkets, Inc.	70,634	3,016,778

Food Products - 1.9%
Darling International, Inc.*	157,222	2,823,707

Health Care Equipment & Supplies - 2.4%
Mindray Medical International Ltd. (ADR)	89,367	3,569,318

Health Care Providers & Services - 4.1%
Magellan Health Services, Inc.*	43,136	2,051,980
Molina Healthcare, Inc.*	128,159	3,956,268
		6,008,248

Hotels, Restaurants & Leisure - 2.5%
Texas Roadhouse, Inc.	181,717	3,668,866

Insurance - 6.4%
FBL Financial Group, Inc	13,252	514,973
Platinum Underwriters Holdings Ltd	74,441	4,154,552
ProAssurance Corp	66,516	3,148,202
Symetra Financial Corp.	66,067	885,958
The Navigators Group, Inc.*	12,411	729,146
		9,432,831

Internet Software & Services - 0.4%
AOL, Inc.*	14,777	568,767

IT Services - 4.8%
CSG Systems International, Inc.*	59,183	1,254,088
Lender Processing Services, Inc.	101,696	2,589,180
Unisys Corp.*	141,744	3,224,676
		7,067,944

Machinery - 2.8%
Barnes Group, Inc	114,232	3,304,732
LB Foster Co.	7,168	317,471
Standex International Corp	8,003	441,926
		4,064,129

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Media - 2.9%
Madison Square Garden Co.*	71,082	$4,094,323
McClatchy Co.*	72,161	209,267
		4,303,590

Metals & Mining - 3.0%
Worthington Industries, Inc.	143,845	4,456,318

Oil, Gas & Consumable Fuels - 3.9%
EPL Oil & Gas, Inc.*	81,472	2,184,264
Ship Finance International Ltd.	200,162	3,530,858
		5,715,122

Paper & Forest Products - 0.9%
PH Glatfelter Co	56,393	1,318,468

Personal Products - 2.1%
Revlon, Inc.*	15,729	351,700
USANA Health Sciences, Inc.*	54,843	2,650,562
		3,002,262

Pharmaceuticals - 1.8%
Viropharma, Inc.*	104,236	2,622,578

Specialty Retail - 5.8%
ANN, Inc.*	87,337	2,534,520
Barnes & Noble, Inc.*	214,734	3,532,374
Brown Shoe Co., Inc.	154,728	2,475,648
		8,542,542

Textiles, Apparel & Luxury Goods - 2.2%
Jones Group, Inc	247,253	3,145,058

Thrifts & Mortgage Finance - 2.2%
Northwest Bancshares, Inc.	252,094	3,199,073

Wireless Telecommunication Services - 0.2%
Shenandoah Telecommunications Co.	17,569	267,576

Total Equity Securities (Cost $121,064,734)		144,310,255

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%	AMOUNT
Calvert Social Investment Foundation Notes, 1.04%, 7/1/13 (b)(i)(r)	$651,905	646,653

Total High Social Impact Investments (Cost $651,905)		646,653

www.calvert.com CALVERT SMALL CAP FUND SEMI-ANNUAL REPORT (UNAUDITED) 14

	PRINCIPAL
TIME DEPOSIT - 1.0%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 4/1/13	$1,518,655	$1,518,655

Total Time Deposit (Cost $1,518,655)		1,518,655

TOTAL INVESTMENTS (Cost $123,235,294) - 100.0%		146,475,563
Other assets and liabilities, net - 0.0%		(45,500)
NET ASSETS - 100%		$146,430,063

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with
250,000,000 of $0.01 no par value shares authorized:
Class A: 5,010,034 shares outstanding		$88,427,497
Class B: 64,528 shares outstanding		628,801
Class C: 541,038 shares outstanding		9,132,386
Class I: 1,249,935 shares outstanding		24,485,501
Undistributed net investment income (loss)		(435,751)
Accumulated net realized gain (loss)		951,360
Net unrealized appreciation (depreciation)		23,240,269

NET ASSETS		$146,430,063

NET ASSET VALUE PER SHARE
Class A (based on net assets of $106,697,564)		$21.30
Class B (based on net assets of $1,347,584)		$20.88
Class C (based on net assets of $10,811,426)		$19.98
Class I (based on net assets of $27,573,489)		$22.06

	ACQUISITION
RESTRICTED SECURITIES	DATE	COST
Calvert Social Investment Foundation Notes, 1.04%, 7/1/13	7/1/10	$651,905

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 0.4% of net assets for the Small Cap Portfolio.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,117
Dividend income	1,368,184
Total investment income	1,372,301

Expenses:
Investment advisory fee	469,682
Transfer agency fees and expenses	200,219
Administrative fees	147,658
Distribution Plan expenses:
Class A	120,192
Class B	6,730
Class C	49,572
Directors’ fees and expenses	7,791
Custodian fees	12,713
Registration fees	24,779
Reports to shareholders	37,512
Professional fees	14,119
Accounting fees	10,840
Miscellaneous	12,061
Total expenses	1,113,868
Reimbursement from Advisor:
Class A	(15,613)
Class B	(3,063)
Class I	(11,265)
Fees paid indirectly	(192)
Net expenses	1,083,735

NET INVESTMENT INCOME	288,566

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	17,288,095
Change in unrealized appreciation (depreciation)	1,512,116

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	18,800,211

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$19,088,777

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$288,566	$1,450,692
Net realized gain (loss)	17,288,095	2,290,129
Change in unrealized appreciation (depreciation)	1,512,116	26,719,904

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,088,777	30,460,725

Distributions to shareholders from:
Net investment income:
Class A shares	(1,239,153)	(231,181)
Class C shares	(21,918)	—
Class I shares	(484,645)	(317,661)
Net realized gain:
Class A shares	(2,586,265)	—
Class B shares	(38,354)	—
Class C shares	(288,508)	—
Class I shares	(707,515)	—
Total distributions	(5,366,358)	(548,842)

Capital share transactions:
Shares sold:
Class A shares	6,819,223	10,573,719
Class B shares	4,949	27,875
Class C shares	361,571	756,259
Class I shares	3,129,150	6,361,024
Reinvestment of distributions:
Class A shares	3,585,262	212,545
Class B shares	36,506	—
Class C shares	261,891	—
Class I shares	1,105,442	317,661
Redemption fees:
Class A shares	72	92
Shares redeemed:
Class A shares	(8,669,696)	(18,929,423)
Class B shares	(276,337)	(1,235,717)
Class C shares	(763,275)	(1,696,666)
Class I shares	(5,560,639)	(3,695,176)
Total capital share transactions	34,119	(7,307,807)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,756,538	22,604,076

NET ASSETS
Beginning of period	132,673,525	110,069,449
End of period (including distributions in excess of net
investment income and undistributed net investment income
of $435,751 and $1,021,399, respectively)	$146,430,063	$132,673,525

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	347,248	591,192
Class B shares	249	1,584
Class C shares	19,666	44,571
Class I shares	152,196	350,694
Reinvestment of distributions:
Class A shares	193,984	12,517
Class B shares	2,027	—
Class C shares	15,188	—
Class I shares	57,733	18,162
Shares redeemed:
Class A shares	(447,216)	(1,057,872)
Class B shares	(14,456)	(70,728.00)
Class C shares	(41,753)	(101,484)
Class I shares	(262,481)	(198,820)
Total capital share activity	22,385	(410,184)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Small Cap Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert Impact Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, B, C, and I. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each Class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at

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measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other

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relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2013, securities valued at $646,653 or 0.4% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$144,310,255	—	—	$144,310,255
Other debt obligations	—	$2,165,308	—	2,165,308
TOTAL	$144,310,255	$2,165,308	—	$146,475,563

*For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .70% of the average daily net assets. Under the terms of the agreement, $86,499 was payable at period end. In addition, $89,897 was payable at period end for operating expenses paid by the Advisor during March 2013.

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The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.69%, 3.19%, 2.69%, and .92% for Class A, B, C, and I, respectively. For the purpose of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent that any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A, B, and C shares and .10% for Class I shares based on the average daily net assets. Under the terms of the agreement, $27,335 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of Class A, B, and C shares, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25%, 1.00%, and 1.00% of average daily net assets of Class A, B, and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $32,668 was payable at period end.

CID received $9,999 as its portion of the commissions charged on sales of Class A shares for the six months ended March 31, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $39,271 for the six months ended March 31, 2013. Under the terms of the agreement, $6,551 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c) (3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $104,074,928 and $102,837,220, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-16	($9,134,808)
30-Sep-17	(3,426,646)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

As of March 31, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$25,005,036
Unrealized (depreciation)	(1,815,598)
Net unrealized appreciation/(depreciation)	$23,189,438
Federal income tax cost of investments	$123,286,125

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2013. For the six months ended March 31, 2013, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$34,027	1.45%	$2,356,583	March 2013

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NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$19.36		$15.15	$15.55
Income from investment operations:
Net investment income	.03		.20	.02
Net realized and unrealized gain (loss)	2.70		4.05	(.42)
Total from investment operations	2.73		4.25	(.40)
Distributions from:
Net investment income	(.25)		(.04)	—
Net realized gain	(.54)		—	—
Total distributions	(.79)		(.04)	—
Total increase (decrease) in net asset value	1.94		4.21	(.40)
Net asset value, ending	$21.30		$19.36	$15.15

Total return*	14.75%		28.12%	(2.56%)
Ratios to average net assets:A
Net investment income	.35	% (a)	1.13%	.13%
Total expenses	1.72	% (a)	1.78%	1.81%
Expenses before offsets	1.69	% (a)	1.69%	1.69%
Net expenses	1.69	% (a)	1.69%	1.69%
Portfolio turnover	77%		3%	9%
Net assets, ending (in thousands)	$106,698		$95,189	$81,374

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2010		2009	2008
Net asset value, beginning	$14.14		$15.61	$18.95
Income from investment operations:
Net investment income (loss)	(.06)		(.02)	(.04)
Net realized and unrealized gain (loss)	1.47		(1.45)	(3.30)
Total from investment operations	1.41		(1.47)	(3.34)
Total increase (decrease) in net asset value	1.41		(1.47)	(3.34)
Net asset value, ending	$15.55		$14.14	$15.61

Total return*	9.97%		(9.42%)	(17.63%)
Ratios to average net assets:A
Net investment income (loss)	(.35%)		(.18%)	(.21%)
Total expenses	1.94%		2.09%	1.88%
Expenses before offsets	1.69%		1.70%	1.70%
Net expenses	1.69%		1.69%	1.69%
Portfolio turnover	174%		61%	62%
Net assets, ending (in thousands)	$34,763		$34,051	$31,035

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2013	(z)	2012 (z)	2011	(z)#
Net asset value, beginning	$18.89		$14.97	$16.81
Income from investment operations:
Net investment income (loss)	(.11)		(0.05)	(.21)
Net realized and unrealized gain (loss)	2.64		3.97	(1.63)
Total from investment operations	2.53		3.92	(1.84)
Distributions from:
Net realized gain	(.54)		—	—
Total distributions	(.54)		—	—
Total increase (decrease) in net asset value	1.99		3.92	(1.84)
Net asset value, ending	$20.88		$18.89	$14.97

Total return*	13.82%		26.19%	(10.95%)
Ratios to average net assets:A
Net investment income (loss)	(1.13	%)(a)	(.31%)	(1.38	%) (a)
Total expenses	3.65	% (a)	3.50%	3.46	% (a)
Expenses before offsets	3.19	% (a)	3.19%	3.19	% (a)
Net expenses	3.19	% (a)	3.19%	3.19	% (a)
Portfolio turnover	77%		3%	9	%**
Net assets, ending (in thousands)	$1,348		$1,449	$2,183

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$18.08		$14.25	$14.77
Income from investment operations:
Net investment income (loss)	(.04)		.03	(.15)
Net realized and unrealized gain (loss)	2.52		3.80	(.37)
Total investment operations	2.48		3.83	(.52)
Distributions from:
Net investment income	(.04)		—	—
Net realized gain	(.54)		—	—
Total distributions	(.58)		—	—
Total increase (decrease) in net asset value	1.90		3.83	(.52)
Net asset value, ending	$19.98		$18.08	$14.25

Total return*	14.20%		26.88%	(3.52%)
Ratios to average net assets:A
Net investment income (loss)	(.51	%) (a)	.19%	(.87%)
Total expenses	2.55	% (a)	2.64%	2.74%
Expenses before offsets	2.55	% (a)	2.64%	2.69%
Net expenses	2.55	% (a)	2.64%	2.69%
Portfolio turnover	77%		3%	9%
Net assets, ending (in thousands)	$10,811		$9,907	$8,618

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2010		2009	2008
Net asset value, beginning	$13.55		$15.08	$18.50
Income from investment operations:
Net investment income (loss)	(.15)		(.12)	(.20)
Net realized and unrealized gain (loss)	1.37		(1.41)	(3.22)
Total from investment operations	1.22		(1.53)	(3.42)
Total increase (decrease) in net asset value	1.22		(1.53)	(3.42)
Net asset value, ending	$14.77		$13.55	$15.08

Total return*	9.00%		(10.15%)	(18.49%)
Ratios to average net assets:A
Net investment income (loss)	(1.28%)		(1.17%)	(1.21%)
Total expenses	3.17%		3.64%	3.22%
Expenses before offsets	2.69%		2.70%	2.70%
Net expenses	2.69%		2.69%	2.69%
Portfolio turnover	174%		61%	62%
Net assets, ending (in thousands)	$2,583		$1,889	$1,735

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$20.06		$15.80	$16.14
Income from investment operations:
Net investment income	.11		.35	.17
Net realized and unrealized gain (loss)	2.79		4.21	(.45)
Total from investment operations	2.90		4.56	(.28)
Distributions from:
Net investment income	(.36)		(.30)	(.06)
Net realized gain	(.54)		—	—
Total distributions	(.90)		(.30)	(.06)
Total increase (decrease) in net asset value	2.00		4.26	(.34)
Net asset value, ending	$22.06		$20.06	$15.80

Total return*	15.16%		29.11%	(1.81%)
Ratios to average net assets:A
Net investment income	1.14	% (a)	1.88%	.90%
Total expenses	1.00	% (a)	1.03%	1.08%
Expenses before offsets	.92	% (a)	.92%	.92%
Net expenses	.92	% (a)	.92%	.92%
Portfolio turnover	77%		3%	9%
Net assets, ending (in thousands)	$27,573		$26,129	$17,895

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2010		2009	2008
Net asset value, beginning	$14.56		$15.94	$19.31
Income from investment operations:
Net investment income	.08		.08	.08
Net realized and unrealized gain (loss)	1.50		(1.46)	(3.35)
Total from investment operations	1.58		(1.38)	(3.27)
Distributions from:
Net investment income	—		—	(.10)
Total distributions	—		—	(.10)
Total increase (decrease) in net asset value	1.58		(1.38)	(3.37)
Net asset value, ending	$16.14		$14.56	$15.94

Total return*	10.85%		(8.66%)	(17.01%)
Ratios to average net assets:A
Net investment income	.44%		.60%	.58%
Total expenses	1.16%		1.16%	1.11%
Expenses before offsets	.92%		.93%	.93%
Net expenses	.92%		.92%	.92%
Portfolio turnover	174%		61%	62%
Net assets, ending (in thousands)	$12,001		$12,428	$14,450

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods of less than one year.

# From November 29, 2010 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio –how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered, a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

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In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2012. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Fund’s management style and recent improved performance. Based upon its review, the Board concluded that appropriate

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action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
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(24 hours, 7 days a week)
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Branch Office
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Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
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Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Thank you for the confidence you have placed in the mutual funds offered by Calvert Investments. From time to time we seek input from you and fellow investors to help inform programs and policies of our mutual funds. Please take 10 minutes now to participate in a survey at www.tellcalvert.com. We thank you in advance for your participation. The survey will close after the first 200 respondents, so respond soon!

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Investment Climate

The six-month period ended March 31, 2013 was marked by uncertainties surrounding the U.S. presidential election and impending fiscal cliff, with equity markets ultimately benefiting from a relief rally to start 2013 as market participants responded favorably to the last-minute, short-term fiscal cliff deal. Hurricane Sandy weighed on the manufacturing sector, especially in the northeast, but improving data in the U.S. labor and housing markets and accommodative monetary policy by the Federal Reserve (Fed) helped boost investor sentiment.

There was some progress on the European policy front, but recessionary pressures in the eurozone and concerns about slower growth in China were a drag on international equity markets as the period wore on. Despite the headwinds emanating from Europe, all major global equity indices finished the first half of the fiscal year in positive territory with the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returning 10.19%, 11.10%, 14.48%, 12.18%, and 3.95%, respectively.

In a reversal of a multi-year trend, value stocks significantly outperformed growth stocks, and within the Russell 1000 Index, Financials, Industrials, and Consumer

Extending the Environmental, Social, and Governance Analytical Framework

U.S. consumers and investors are becoming more educated about how environmental, social, and governance (ESG) matters impact themselves and the economy. In fact, the increasing availability of information about ESG practices and their impacts on company performance is forcing companies to upgrade their standards and practices. Rather than risking backlash from regulators, the public, or investors, companies are now trying to manage and mitigate these risks and the potential for events such as the BP oil spill to protect their brand value and support continued consumer demand.

While this is positive for the U.S. economy as a whole, and for the companies poised to benefit from the push toward improving ESG awareness, it presents an increasingly complex investment landscape. At the same time, it also presents investors with a unique opportunity to identify and benefit from these trends.

That is why at Calvert we have developed sophisticated analytical approaches that enable our investment analysts and portfolio managers to quantify ESG issues in our valuation calculations and the buy and sell decisions of certain of our equity portfolios. This process further merges values with valuations in a way that seeks to improve investment performance and mitigate risks. To this end, we believe the ability to leverage the proprietary expertise of our investment and sustainability research teams can set Calvert apart as we strive to integrate ESG more deeply into our active portfolio management, seeking to identify those companies that manage their ESG impacts sustainably and create the most shareholder value.

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CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/13	3/31/13
Class A	18.22%	5.35%
Class C	17.80%	4.26%
Class I	18.69%	6.03%
Class Y	18.42%	5.53%

Ardour Global Alternative
Energy Index
(Composite)	15.54%	1.04%

Lipper Global Natural
Resources Funds Average	3.25%	-1.42%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	7.9%
Consumer Staples	3.4%
Energy	2.8%
Industrials	33.1%
Information Technology	16.9%
Materials	5.5%
Short-Term Investments	2.4%
Utilities	28.0%
Total	100%

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
Eaton Corp. plc	5.6%
Johnson Controls, Inc.	4.6%
Itron, Inc.	4.1%
EDP Renovaveis SA	3.8%
Cree, Inc.	3.7%
Covanta Holding Corp.	3.5%
ESCO Technologies, Inc.	3.4%
Cosan Ltd.	3.4%
NextEra Energy, Inc.	3.0%
La séchilienne-Sidec SA	3.0%
Total	38.1%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Discretionary were the top-performing sectors, while the Information Technology, Telecommunication Services, and Energy sectors lagged.

Congress Avoids Fiscal Cliff but Political Dysfunction Continues

The fiscal cliff became a major source of concern for investors as the calendar-year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal that allowed the payroll tax cut to expire and postponed most spending cuts for two months, spurring a relief rally. However, political dysfunction quickly returned to the forefront as U.S. policymakers were unable to reach a deal to avoid sequestration, prompting $85 billion in automatic spending cuts to take effect. Despite renewed fiscal policy headwinds, investors looked past the federal budget sequester and focused on the gradually improving economic conditions in the United States.

Economic Recovery in the United States Continues Despite Hurricane Sandy

Despite the negative economic impact of Hurricane Sandy, other U.S. macro data were mostly positive. Vehicle sales remained strong, construction spending continued to increase, and exports from the United States reached a record high as manufacturing activity rebounded following the “superstorm.” Our contention in the second half of 2011 that the U.S. housing sector had started to recover is now supported by multiple data points, including sales of new and existing homes as well as building permits

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.57%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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and housing starts, which all increased through the first half of the fiscal year. At the same time, the inventory of homes for sale continued to tighten, helping push home prices higher. The decision by the U.S. Fed to purchase $40 billion of mortgage-backed securities each month in an effort to lower long-term interest rates seemed to be working as mortgage rates remained near historic lows.

The labor market continued to show signs of healing as unemployment claims maintained their downward trend and the unemployment rate fell to 7.6% as of March, although this was driven by a drop in labor force participation.

Real gross domestic product (GDP) increased at a 3.1% annualized rate in the third quarter of 2012, although this slowed to a 0.1% gain in the fourth quarter. The marginal advance in the fourth quarter was attributed to a significant decline in government spending, which offset strong gains in residential investment and capital expenditures and a 2.2% increase in consumer spending.

The third-quarter U.S. earnings season proved to be less than stellar, as reported earnings of S&P 500 companies declined 1% on a year-over-year basis. However, 67% of S&P 500 companies beat earnings expectations and 65% topped revenue forecasts for the fourth-quarter earnings season.

Overall, strong signs of recovery in the U.S. housing market, the slowly improving employment picture, a decent earnings season, and good year-to-date performance in the equity markets seemed to be having a positive impact on Americans. Consumer confidence reached its highest level in five years while consumer spending also improved, giving us confidence that U.S. equity markets can continue to perform well in the long run.

CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	0.33%
Five year	-18.32%
Since inception (5/31/2007)	-14.60%

CLASS C SHARES	(with max. load)
One year	3.26%
Five year	-18.33%
Since inception (7/31/2007)	-15.72%

CLASS I SHARES
One year	6.03%
Five year	-17.10%
Since inception (5/31/2007)	-13.48%

CLASS Y SHARES*
One year	5.53%
Five year	-17.44%
Since inception (5/31/2007)	-13.81%

*Calvert Global Alternative Energy Fund first offered Class Y shares on July 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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CALVERT GLOBAL WATER
FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/13	3/31/13
Class A	16.93%	18.96%
Class C	16.35%	17.75%
Class Y	17.01%	19.27%

S-Network Global Water
Index	12.18%	16.33%

Lipper Global Natural
Resources Funds Average	3.25%	-1.42%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	1.8%
Financials	2.1%
Industrials	48.9%
Information Technology	6.7%
Materials	5.2%
Short-Term Investments	6.9%
Utilities	28.4%
Total	100%

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
Ebara Corp.	6.2%
Severn Trent plc	6.1%
Kurita Water Industries Ltd.	5.8%
Suez Environnement SA	5.9%
Pentair, Inc.	5.8%
SPX Corp.	5.8%
Gardner Denver, Inc.	4.7%
United Utilities Group plc	4.6%
Xylem, Inc.	4.5%
Flowserve Corp.	4.0%
Total	53.4%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

CALVERT GLOBAL WATER
FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	13.33%
Since inception (9/30/2008)	7.58%

CLASS C SHARES	(with max. load)
One year	16.75%
Since inception (9/30/2008)	7.68%

CLASS Y SHARES
One year	19.27%
Since inception (9/30/2008)	8.94%

Fed Maintains Accommodative Monetary Policy as Global Monetary Easing Cycle Continues

Inflation remained tame, allowing the Fed to maintain its accommodative stance. With that said, debate appeared to be growing inside the Fed about the appropriate time to scale back the most recent round of quantitative easing. The eventuality of this scale-back triggered considerable discussion in the media around the impact of rising interest rates.

Meanwhile, Japan launched a massive easing campaign aimed at fighting deflation, which helped produce a significant run in Japanese equities.

Progress on the Policy Front, but Eurozone in Double-Dip Recession

The eurozone officially entered into a recession in late 2012 for the second time in four years. With unemployment in the euro region hitting a record high 12%, and man-

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.34%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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ufacturing PMI mired deep in contraction territory, the fiscal drag in the eurozone continued to be worse than anticipated. Even core European economies were not immune to the region’s recessionary pressures. The United Kingdom had its AAA credit rating cut by Moody’s, while the United Kingdom, Germany, Spain, and Belgium reported their economies shrank in the fourth quarter.

There were some notable improvements on the European sovereign debt side, however. The European Central Bank’s pledge to buy the sovereign debt of countries under severe fiscal stress helped restore some investor confidence in the eurozone bond market.

Economic and financial crisis was averted in Cyprus as the country’s policymakers reached a deal with eurozone finance ministers and international creditors for a 10 billion euro bailout. While the last-minute deal prevented imminent defaults of the country’s major banks, it also renewed concerns about the region’s ability to resolve its sovereign debt crisis.

Signs of China’s Economic Slowdown Stabilizing

Unfortunately, recessionary pressures in Europe are also likely to continue impacting emerging market economies. However, data released during the period suggested China’s economic slowdown was stabilizing and the Chinese government’s growth-boosting measures seemed to be having the desired effect without stoking inflation fears. China’s real GDP rose 7.9% in the fourth quarter and both measures of China’s Manufacturing PMI finished the period in expansion territory.

Despite these positive data points, the Chinese economy is not out of the woods yet. China’s transition from an export-driven economy to a more consumer-driven economy will likely face significant challenges. Having said that, continued economic growth in the United States could provide a significant positive boost for the Chinese economy.

Outlook

Equity markets started 2013 having gained a tremendous amount of ground since the depths of the financial crisis. A recovering U.S. housing market, a decline in unemployment, record-high exports, and encouraging year-end manufacturing data fueled by an attractive U.S. dollar exchange rate have all helped boost U.S. equity market sentiment. However, with the possibility of another less-than-stellar upcoming earnings season, and few positive catalysts on the near-term horizon, a short-term pull-back in equities remains a distinct possibility.

We believe the U.S. economy will be able to maintain some expansion despite the sequester. Although having a short-term negative impact on economic growth, actions that reduce spending and improve budget strength for the United States over the long term are necessary. We expect housing to continue as a major driver of the recovery, having a positive impact on economic growth and consumer confidence as well as contributing to employment in housing-related sectors, as opposed to being a drag on the economy.

At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth. We believe the consensus forecast from the past sever-

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al months for a European recovery was a bit premature. Because the economic recessionary pressures in the region are so pronounced and strong--especially in peripheral Europe, with Cyprus as one example, however small--the potential default issue may continue to resurface over time, reawakening markets to that reality.

Overall, we believe 2013 could be another good year for U.S. equities as investors look past the political dysfunction in Washington and move more money into stocks as they become more comfortable with risk. Value stocks generally performed better than growth companies in the second half of 2012 and we believe that this trend may persist in 2013, as risk aversion continues to subside. We also think small-cap equities are poised to post better returns than large-caps, driven by healthy earnings and top-line results as well as global M&A activity.

May 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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GLOBAL ALTERNATIVE ENERGY	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13
CLASS A
Actual	$1,000.00	$1,182.17	$10.06
Hypothetical	$1,000.00	$1,015.71	$9.30
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,176.00	$15.46
Hypothetical	$1,000.00	$1,010.72	$14.29
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,184.97	$7.63
Hypothetical	$1,000.00	$1,017.95	$7.04
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,184.21	$8.71
Hypothetical	$1,000.00	$1,016.95	$8.05
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, 1.40%, and 1.60% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
GLOBAL WATER	10/1/12	3/31/13	10/1/12 - 3/31/13
CLASS A
Actual	$1,000.00	$1,167.31	$10.00
Hypothetical	$1,000.00	$1,015.71	$9.30
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,161.41	$15.36
Hypothetical	$1,000.00	$1,010.72	$14.29
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,168.15	$8.65
Hypothetical	$1,000.00	$1,016.95	$8.05
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, and 1.60% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENT OF NET ASSETS
MARCH 31, 2013

EQUITY SECURITIES - 97.3%	SHARES	VALUE
Australia - 3.3%
Ceramic Fuel Cells Ltd.*	28,010,101	$1,913,938
Infigen Energy Ltd.*	2,466,481	694,286
		2,608,224

Austria - 1.5%
Verbund AG	56,848	1,234,404

Belgium - 2.0%
Elia System Operator SA/NV	36,008	1,544,344

Brazil - 3.4%
Cosan Ltd.	136,000	2,652,000

Canada - 4.0%
Ballard Power Systems, Inc.*	377,838	389,173
Brookfield Renewable Energy Partners LP	55,916	1,638,485
Westport Innovations, Inc.*	38,432	1,135,616
		3,163,274

China - 6.5%
China Hydroelectric Corp. (ADR), Warrants (strike price
$15.00/share, expires 1/25/14)*	76,420	2,109
China Longyuan Power Group Corp.	1,740,000	1,582,501
China Suntien Green Energy Corp. Ltd.	8,049,000	2,198,203
Trina Solar Ltd. (ADR)*	363,000	1,317,690
		5,100,503

Denmark - 1.8%
Novozymes A/S, Series B	40,996	1,392,543

France - 5.0%
La séchilienne-Sidec SA	132,981	2,361,622
Saft Groupe SA	60,783	1,568,833
		3,930,455

Germany - 1.4%
PSI AG Gesellschaft Fuer Produkte und Systeme der
Informationstechnologie	53,516	1,079,933

Hong Kong - 2.9%
China Everbright International Ltd	2,184,000	1,558,664
GCL-Poly Energy Holdings Ltd.	3,763,000	765,916
		2,324,580

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Ireland - 5.5%
Eaton Corp. plc	71,351	$4,370,249

Italy - 5.6%
Enel Green Power SpA	1,103,150	2,072,419
Prysmian SpA	114,194	2,353,515
		4,425,934

Japan - 3.8%
Kurita Water Industries Ltd.	66,100	1,448,266
Kyocera Corp	16,400	1,536,737
		2,985,003

Spain - 5.8%
EDP Renovaveis SA*	614,348	2,974,092
Iberdrola SA	337,625	1,575,065
		4,549,157

United Kingdom - 9.0%
Greencoat UK Wind plc*	1,472,100	2,280,017
Invensys plc	425,522	2,266,639
ITM Power plc*	553,252	420,043
Johnson Matthey plc	59,906	2,092,179
		7,058,878

United States - 35.8%
Advanced Energy Industries, Inc.*	57,294	1,048,480
Ameresco, Inc.*	122,331	905,249
Calgon Carbon Corp.*	44,020	796,762
Covanta Holding Corp.	138,653	2,793,858
Cree, Inc.*	53,614	2,933,222
ESCO Technologies, Inc.	65,008	2,656,227
FuelCell Energy, Inc.*	372,617	351,676
Itron, Inc.*	70,013	3,248,603
Johnson Controls, Inc	102,454	3,593,062
MEMC Electronic Materials, Inc.*	299,894	1,319,533
NextEra Energy, Inc.	30,526	2,371,260
Ormat Technologies, Inc.	80,623	1,664,865
Polypore International, Inc.*	20,649	829,677
Regal-Beloit Corp.	17,289	1,410,091
Tesla Motors, Inc.*	58,212	2,205,653
		28,128,218

Total Equity Securities (Cost $79,396,596)		76,547,699

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		PRINCIPAL
TIME DEPOSIT - 2.4%		AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 4/1/13		$1,870,224	$1,870,224

Total Time Deposit (Cost $1,870,224)			1,870,224

TOTAL INVESTMENTS (Cost $81,266,820) - 99.7%			78,417,923
Other assets and liabilities, net - 0.3%			224,363
NET ASSETS - 100%			$78,642,286

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 10,192,217 shares outstanding			$223,430,046
Class C: 2,472,590 shares outstanding			50,132,588
Class I: 73,336 shares outstanding			6,462,042
Class Y: 230,969 shares outstanding			1,360,209
Undistributed net investment income (loss)			(423,137)
Accumulated net realized gain (loss) on investments and
foreign currency transactions			(199,463,838)
Net unrealized appreciation (depreciation) on investments, foreign currencies
and assets and liabilities denominated in foreign currencies			(2,855,624)

NET ASSETS			$78,642,286

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $62,180,823)		$6.10
Class C	(based on net assets of $14,554,081)		$5.89
Class I	(based on net assets of $451,441)		$6.16
Class Y	(based on net assets of $1,455,941)		$6.30

*Non-income producing security.

Abbreviations:
ADR: American Depository Receipts
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

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GLOBAL WATER FUND
STATEMENT OF NET ASSETS
MARCH 31, 2013

EQUITY SECURITIES - 96.7%	SHARES	VALUE
Brazil - 3.4%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)*	95,415	$4,554,158

Canada - 2.8%
EnerCare, Inc	80,776	725,112
GWR Global Water Resources Corp.*	96,525	259,376
Pure Technologies Ltd.*	587,083	2,733,306
		3,717,794

China - 1.4%
Beijing Enterprises Water Group Ltd	5,726,000	1,711,312
Tri-Tech Holding, Inc.*	49,259	103,444
		1,814,756

France - 7.4%
Suez Environnement SA	615,183	7,859,273
Veolia Environnement SA	161,273	2,037,357
		9,896,630

Germany - 0.4%
Joyou AG*	37,796	570,030

Hong Kong - 0.8%
China Everbright International Ltd	1,584,000	1,130,459

Japan - 14.0%
Ebara Corp.	1,994,000	8,292,427
Kurita Water Industries Ltd.	359,000	7,865,773
Organo Corp.	398,270	2,194,255
Torishima Pump Manufacturing Co. Ltd.	59,800	479,570
		18,832,025

Netherlands - 1.3%
Aalberts Industries NV	80,059	1,793,411

Philippines - 1.1%
Manila Water Co., Inc	1,512,700	1,482,676

South Korea - 0.9%
Coway Co. Ltd.	26,720	1,175,574

Switzerland - 4.6%
Georg Fischer AG*	6,210	2,636,274
Sulzer AG	20,332	3,482,603
		6,118,877

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - 10.7%
Severn Trent plc	316,179	$8,219,350
United Utilities Group plc	571,556	6,148,927
		14,368,277

United States - 47.9%
Agilent Technologies, Inc	85,363	3,582,685
American Water Works Co., Inc	64,434	2,670,145
Ashland, Inc	36,323	2,698,799
Calgon Carbon Corp.*	132,866	2,404,875
California Water Service Group	168,730	3,357,727
Danaher Corp.	42,702	2,653,929
Ecolab, Inc.	26,854	2,153,154
Energy Recovery, Inc.*	103,189	381,799
Flowserve Corp.	31,919	5,353,135
Franklin Electric Co., Inc	38,835	1,303,691
Gardner Denver, Inc	84,714	6,362,869
Itron, Inc.*	65,477	3,038,133
Pall Corp.	19,581	1,338,753
Pentair Ltd.	148,386	7,827,362
Pico Holdings, Inc.*	132,652	2,944,874
SJW Corp.	43,290	1,147,185
SPX Corp.	97,947	7,733,895
Tetra Tech, Inc.*	30,362	925,737
Watts Water Technologies, Inc	7,900	379,121
Xylem, Inc.	218,085	6,010,423
		64,268,291

Total Equity Securities (Cost $121,765,485)		129,722,958

	PRINCIPAL
TIME DEPOSIT - 7.2%	AMOUNT
State Street Bank Time Deposit, 0.12%, 4/1/13	$9,660,251	9,660,251

Total Time Deposit (Cost $9,660,251)		9,660,251

TOTAL INVESTMENTS (Cost $131,425,736) - 103.9%		139,383,209
Other assets and liabilities, net - (3.9%)		(5,177,044)
NET ASSETS - 100%		$134,206,165

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 6,078,935 shares outstanding	$96,715,161
Class C: 964,655 shares outstanding	14,836,587
Class Y: 550,328 shares outstanding	9,182,287
Undistributed net investment income (loss)	(357,650)
Accumulated net realized gain (loss) on investments and foreign
currency transactions	5,876,102
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in
foreign currencies	7,953,678

NET ASSETS	$134,206,165

NET ASSET VALUE PER SHARE:
Class A (based on net assets of $108,005,258)	$17.77
Class C (based on net assets of $16,388,157)	$16.99
Class Y (based on net assets of $9,812,750)	$17.83

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2013

	GLOBAL ALTERNATIVE	GLOBAL WATER
NET INVESTMENT INCOME	ENERGY FUND	FUND
Investment Income:
Dividend income (net of foreign taxes withheld of $1,223 and $15,111, respectively)	$332,391	$526,343
Interest income	1,278	2,327
Total investment income	333,669	528,670

Expenses:
Investment advisory fee	354,588	430,354
Transfer agency fees and expenses	191,190	121,602
Administrative fees	129,875	158,552
Distribution Plan expenses:
Class A	73,619	91,587
Class C	69,399	56,078
Directors’ fees and expenses	4,289	5,304
Custodian fees	34,407	74,109
Registration fees	23,168	19,525
Reports to shareholders	57,533	37,598
Professional fees	11,981	12,132
Accounting fees	5,938	7,455
Miscellaneous	9,570	8,412
Total expenses	965,557	1,022,708
Reimbursement from Advisor:
Class A	(171,414)	(121,466)
Class C	(25,928)	(6,782)
Class I	(5,400)	—
Class Y	(5,993)	(7,942)
Fees paid indirectly	(16)	(21)
Net expenses	756,806	886,497

NET INVESTMENT INCOME (LOSS)	(423,137)	(357,827)

REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss) on:
Investments	(4,141,064)	8,720,873
Foreign currency transactions	24,639	28,167
	(4,116,425)	8,749,040

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	16,927,386	6,114,094
Assets and liabilities denominated in foreign currencies	(6,894)	(2,511)
	16,920,492	6,111,583

NET REALIZED AND UNREALIZED
GAIN (LOSS)	12,804,067	14,860,623

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,380,930	$14,502,796

See notes to financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income (loss)	($423,137)	($307,110)
Net realized gain (loss)	(4,116,425)	(49,136,648)
Change in unrealized appreciation (depreciation)	16,920,492	46,772,799

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATION	12,380,930	(2,670,959)

Distributions to shareholders from:
Net investment income:
Class A shares	—	(1,829,365)
Class C shares	—	(153,641)
Class I shares	—	(222,269)
Total distributions	—	(2,205,275)

Capital share transactions:
Shares sold:
Class A shares	5,297,188	9,566,169
Class C shares	729,058	1,717,014
Class I shares	—	1,628,985
Class Y shares	507,968	1,128,692
Reinvestment of distributions:
Class A shares	—	1,652,099
Class C shares	—	118,000
Class I shares	—	209,486
Redemption fees:
Class A shares	95	931
Class C shares	19	246
Class Y shares	1	25
Shares redeemed:
Class A shares	(10,638,231)	(26,564,758)
Class C shares	(2,031,202)	(5,819,245)
Class I shares	(409,094)	(5,824,355)
Class Y shares	(137,793)	(139,971)
Total capital share transactions	(6,681,991)	(22,326,682)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,698,939	(27,202,916)

NET ASSETS
Beginning of period	72,943,347	100,146,263
End of period (including distributions in excess of net investment income and undistributed net investment
income of $423,137 and $0, respectively)	$78,642,286	$72,943,347

See notes to financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	924,108	1,764,539
Class C shares	133,087	330,405
Class I shares	—	305,708
Class Y shares	86,532	193,885
Reinvestment of distributions:
Class A shares	—	320,174
Class C shares	—	23,413
Class I shares	—	40,598
Shares redeemed:
Class A shares	(1,921,184)	(4,924,067)
Class C shares	(378,004)	(1,103,377)
Class I shares	(66,196)	(1,086,133)
Class Y shares	(24,063)	(26,947)
Total capital share activity	(1,245,720)	(4,161,802)

See notes to financial statements.

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GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income (loss)	($357,827)	$31,079
Net realized gain (loss)	8,749,040	2,812,923
Change in unrealized appreciation (depreciation)	6,111,583	8,790,956

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATION	14,502,796	11,634,958

Distributions to shareholders from:
Net investment income:
Class A shares	(31,852)	(115,074)
Class Y shares	(6,122)	(7,148)
Net realized gain:
Class A shares	(3,104,468)	(4,372,354)
Class C shares	(498,189)	(603,871)
Class Y shares	(238,844)	(332,988)
Total distributions	(3,879,475)	(5,431,435)

Capital share transactions:
Shares sold:
Class A shares	47,620,654	20,916,366
Class C shares	6,701,031	2,838,961
Class Y shares	5,986,367	1,521,166
Reinvestment of distributions:
Class A shares	2,911,982	3,922,405
Class C shares	427,616	520,580
Class Y shares	219,499	312,490
Redemption fees:
Class A shares	252	2,095
Class C shares	210	79
Shares redeemed:
Class A shares	(7,108,481)	(13,495,928)
Class C shares	(580,314)	(1,071,928)
Class Y shares	(826,429)	(1,445,997)
Total capital share transactions	55,352,387	14,020,289

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,975,708	20,223,812

NET ASSETS
Beginning of period	68,230,457	48,006,645
End of period (including distributions in excess of net investment income and undistributed net investment income
of $357,650 and $38,151, respectively)	$134,206,165	$68,230,457

See notes to financial statements.

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GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	2,824,896	1,387,276
Class C shares	415,238	194,190
Class Y shares	356,240	99,753
Reinvestment of distributions:
Class A shares	185,067	286,924
Class C shares	28,356	39,349
Class Y shares	13,900	22,855
Shares redeemed:
Class A shares	(432,148)	(939,525)
Class C shares	(36,285)	(74,598)
Class Y shares	(50,110)	(97,725)
Total capital share activity	3,305,154	918,499

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Global Alternative Energy Fund and Calvert Global Water Fund (the “Funds,” each a “Fund”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. Calvert Impact Fund, Inc. is comprised of three separate series. The operations of each series are accounted for separately. Global Alternative Energy Fund offers four classes of shares - Classes A, C, I, and Y. Global Water Fund offers three classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Funds, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Funds have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

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The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2013:

GLOBAL ALTERNATIVE ENERGY	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$76,547,699	-	-	$76,547,699
Other debt obligations	-	$1,870,224	-	1,870,224
TOTAL	$76,547,699	$1,870,224	-	$78,417,923

GLOBAL WATER	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$129,722,958	-	-	$129,722,958
Other debt obligations	-	$9,660,251	-	9,660,251
TOTAL	$129,722,958	$9,660,251	-	$139,383,209

*For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or

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capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% of each Fund’s average daily net assets. Under the terms of the agreement, $64,180 and $99,188 was payable at period end for Global Alternative Energy and Global Water, respectively. In addition, $16,987 and $28,952 was payable at period end for operating expenses paid by the Advisor during March 2013 for Global Alternative Energy and Global Water, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses for Classes A, C, Y and I through January 31, 2014. The contractual expense cap is 1.85% for Class A, 2.85% for Class C, 1.60% for Class Y of each Fund, and 1.40% for Class I in Global Alternative Energy. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Funds for an annual fee, payable monthly, of .35% for Classes A, C, and Y of each Fund and .15% for Class I shares in Global Alternative Energy, based on their average daily net assets. Under the terms of the agreement, $23,523 and $36,543 was payable at period end for Global Alternative Energy and Global Water, respectively.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $25,800 and $33,923 was payable at period end for Global Alternative Energy and Global Water, respectively.

CID received $15,567 and $130,179 as its portion of commissions charged on sales of Class A shares of Global Alternative Energy and Global Water, respectively, for the six months ended March 31, 2013.

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Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Funds. For its services, CIS received a fee of $46,663 and $24,982 for the six months ended March 31, 2013 for Global Alternative Energy and Global Water, respectively. Under the terms of the agreement, $7,583 and $5,184 was payable at period end for Global Alternative Energy and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	GLOBAL
	ALTERNATIVE ENERGY	GLOBALWATER
Purchases	$27,246,795	$96,018,882
Sales	31,686,866	46,936,898

CAPITAL LOSS CARRYFORWARDS
GLOBAL
EXPIRATION DATE	ALTERNATIVE ENERGY
30-Sep-17	($21,115,915)
30-Sep-18	(56,693,584)
30-Sep-19	(43,799,530)

NO EXPIRATION DATE
Short-Term	($7,906,019)
Long-Term	(60,991,729)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

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Global Water intends to elect to defer net capital losses of $906,153 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

As of March 31, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	Global
	Alternative Energy	Global Water
Unrealized appreciation	$6,966,579	$8,538,561
Unrealized (depreciation)	(14,915,453)	(2,347,623)
Net unrealized appreciation/(depreciation)	($7,948,874)	$6,190,938
Federal income tax cost of investments	$86,366,797	$133,192,271

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Global Water had no borrowings under the agreement during the six months ended March 31, 2013. Global Alternative Energy had no loans outstanding pursuant to this line of credit at March 31, 2013. For the six months ended March 31, 2013, borrowings by Global Alternative Energy under the agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
	BALANCE	RATE	BORROWED	BORROWED
Global Alternative
Energy	$3,035	1.46%	$231,588	November 2012

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013		2012 (z)	2011 (z)
Net asset value, beginning	$5.16		$5.48	$8.22
Income from investment operations:
Net investment income (loss)	(.03)		(.01)	.10
Net realized and unrealized gain (loss)	.97		(.17)	(2.84)
Total from investment operations	.94		(.18)	(2.74)
Distributions from:
Net investment income	—		(.14)	—
Total distributions	—		(.14)	—
Total increase (decrease) in net asset value	.94		(.32)	(2.74)
Net asset value, ending	$6.10		$5.16	$5.48

Total return*	18.22%		(3.27%)	(33.33%)
Ratios to average net assets:A
Net investment income (loss)	(.96	%) (a)	(.21%)	1.28%
Total expenses	2.43	% (a)	2.57%	2.30%
Expenses before offsets	1.85	% (a)	1.85%	1.85%
Net expenses	1.85	% (a)	1.85%	1.85%
Portfolio turnover	38%		52%	65%
Net assets, ending (in thousands)	$62,181		$57,727	$76,921

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2010		2009 (z)	2008 (z)
Net asset value, beginning	$10.45		$12.35	$16.35
Income from investment operations:
Net investment income (loss)	(.07)		(.02)	(.15)
Net realized and unrealized gain (loss)	(2.16)		(1.88)	(3.85)
Total from investment operations	(2.23)		(1.90)	(4.00)
Total increase (decrease) in net asset value	(2.23)		(1.90)	(4.00)
Net asset value, ending	$8.22		$10.45	$12.35

Total return*	(21.34%)		(15.38%)	(24.46%)
Ratios to average net assets:A
Net investment income (loss)	(.69%)		(.25%)	(.89%)
Total expenses	2.29%		2.37%	2.23%
Expenses before offsets	1.85%		1.85%	1.86%
Net expenses	1.85%		1.85%	1.85%
Portfolio turnover	73%		61%	54%
Net assets, ending (in thousands)	$145,314		$198,077	$173,942

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013		2012 (z)	2011 (z)
Net asset value, beginning	$5.00		$5.28	$7.99
Income from investment operations:
Net investment income (loss)	(.05)		(.06)	.02
Net realized and unrealized gain (loss)	.94		(.17)	(2.73)
Total from investment operations	.89		(.23)	(2.71)
Distributions from:
Net investment income	—		(.05)	—
Total distributions	—		(.05)	—
Total increase (decrease) in net asset value	.89		(.28)	(2.71)
Net asset value, ending	$5.89		$5.00	$5.28

Total return*	17.80%		(4.38%)	(33.92%)
Ratios to average net assets:A
Net investment income (loss)	(1.96	%) (a)	(1.22%)	.28%
Total expenses	3.22	% (a)	3.37%	3.10%
Expenses before offsets	2.85	% (a)	2.85%	2.85%
Net expenses	2.85	% (a)	2.85%	2.85%
Portfolio turnover	38%		52%	65%
Net assets, ending (in thousands)	$14,554		$13,595	$18,300

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2010		2009 (z)	2008 (z)
Net asset value, beginning	$10.26		$12.23	$16.36
Income from investment operations:
Net investment income (loss)	(.15)		(.10)	(.30)
Net realized and unrealized gain (loss)	(2.12)		(1.87)	(3.83)
Total from investment operations	(2.27)		(1.97)	(4.13)
Total increase (decrease) in net asset value	(2.27)		(1.97)	(4.13)
Net asset value, ending	$7.99		$10.26	$12.23

Total return*	(22.12%)		(16.11%)	(25.24%)
Ratios to average net assets:A
Net investment income (loss)	(1.68%)		(1.24%)	(1.86%)
Total expenses	3.10%		3.20%	2.98%
Expenses before offsets	2.85%		2.85%	2.86%
Net expenses	2.85%		2.85%	2.85%
Portfolio turnover	73%		61%	54%
Net assets, ending (in thousands)	$33,191		$42,224	$36,348

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013		2012 (z)	2011 (z)
Net asset value, beginning	$5.19		$5.59	$8.34
Income from investment operations:
Net investment income (loss)	(.03)		.02	.17
Net realized and unrealized gain (loss)	1.00		(.18)	(2.92)
Total from investment operations	.97		(.16)	(2.75)
Distributions from:
Net investment income	—		(.24)	—
Total distributions	—		(.24)	—
Total increase (decrease) in net asset value	.97		(.40)	(2.75)
Net asset value, ending	$6.16		$5.19	$5.59

Total return*	18.69%		(2.77%)	(32.97%)
Ratios to average net assets:A
Net investment income (loss)	(.53	%)(a)	.38%	2.00%
Total expenses	2.82	%(a)	1.77%	1.51%
Expenses before offsets	1.40	%(a)	1.40%	1.40%
Net expenses	1.40	%(a)	1.40%	1.40%
Portfolio turnover	38%		52%	65%
Net assets, ending (in thousands)	$451		$725	$4,916

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2010		2009 (z)	2008 (z)
Net asset value, beginning	$10.56		$12.40	$16.37
Income from investment operations:
Net investment income (loss)	(.02)		.02	(.09)
Net realized and unrealized gain (loss)	(2.20)		(1.86)	(3.88)
Total from investment operations	(2.22)		(1.84)	(3.97)
Total increase (decrease) in net asset value	(2.22)		(1.84)	(3.97)
Net asset value, ending	$8.34		$10.56	$12.40

Total return*	(21.02%)		(14.84%)	(24.25%)
Ratios to average net assets:A
Net investment income (loss)	(.25%)		.23%	(.53%)
Total expenses	1.55%		1.55%	1.76%
Expenses before offsets	1.40%		1.40%	1.41%
Net expenses	1.40%		1.40%	1.40%
Portfolio turnover	73%		61%	54%
Net assets, ending (in thousands)	$9,057		$10,658	$5,824

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013		2012 (z)	2011	^^^^ (z)
Net asset value, beginning	$5.32		$5.49	$7.70
Income from investment operations:
Net investment income (loss)	(.02)		.05	(.01)
Net realized and unrealized gain (loss)	1.00		(.22)	(2.20)
Total from investment operations	.98		(.17)	(2.21)
Total increase (decrease) in net asset value	.98		(.17)	(2.21)
Net asset value, ending	$6.30		$5.32	$5.49

Total return*	18.42%		(3.10%)	(28.70%)
Ratios to average net assets:A
Net investment income (loss)	(.68	%)(a)	.90%	(.92	%) (a)
Total expenses	2.68	%(a)	6.75%	873.73	% (a)
Expenses before offsets	1.60	%(a)	1.60%	1.60	% (a)
Net expenses	1.60	%(a)	1.60%	1.60	% (a)
Portfolio turnover	38%		52%	65	%***
Net assets, ending (in thousands)	$1,456		$897	$9

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$15.98		$14.29	$15.40
Income from investment operations:
Net investment income (loss)	(.06)		.02	.06
Net realized and unrealized gain (loss)	2.66		3.29	(.69)
Total from investment operations	2.60		3.31	(.63)
Distributions from:
Net investment income	(.01)		(.04)	(.02)
Net realized gain	(.80)		(1.58)	(.46)
Total distributions	(.81)		(1.62)	(.48)
Total increase (decrease) in net asset value	1.79		1.69	(1.11)
Net asset value, ending	$17.77		$15.98	$14.29

Total return*	16.93%		25.16%	(4.38%)
Ratios to average net assets:A
Net investment income (loss)	(.68	%) (a)	.16%	.36%
Total expenses	2.18	% (a)	2.34%	2.32%
Expenses before offsets	1.85	% (a)	1.85%	1.85%
Net expenses	1.85	% (a)	1.85%	1.85%
Portfolio turnover	52%		116%	125%
Net assets, ending (in thousands)	$108,005		$55,964	$39,535

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2010	(z)	2009 (z)	2008 ^^^
Net asset value, beginning	$14.85		$15.00	$15.00
Income from investment operations:
Net investment income	.02		.11	—
Net realized and unrealized gain (loss)	.79		(.26)	—
Total from investment operations	.81		(.15)	—
Distributions from:
Net investment income	(.03)		—	—
Net realized gain	(.23)		—	—
Total distributions	(.26)		—	—
Total increase (decrease) in net asset value	.55		(.15)	—
Net asset value, ending	$15.40		$14.85	$15.00

Total return*	5.50%		(1.00%)	—
Ratios to average net assets:A
Net investment income	16%		.87%	—
Total expenses	2.69%		5.78%	—
Expenses before offsets	1.85%		1.99%	—
Net expenses	1.85%		1.85%	—
Portfolio turnover	61%		58%	—
Net assets, ending (in thousands)	$35,401		$9,365	$1,000

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$15.38		$13.90	$15.12
Income from investment operations:
Net investment income (loss)	(.13)		(.12)	(.10)
Net realized and unrealized gain (loss)	2.54		3.18	(.66)
Total from investment operations	2.41		3.06	(.76)
Distributions from:
Net investment income	—		—	—
Net realized gain	(.80)		(1.58)	(.46)
Total distributions	(.80)		(1.58)	(.46)
Total increase (decrease) in net asset value	1.61		1.48	(1.22)
Net asset value, ending	$16.99		$15.38	$13.90

Total return*	16.35%		23.90%	(5.33%)
Ratios to average net assets:A
Net investment income (loss)	(1.69	%) (a)	(.81%)	(.60%)
Total expenses	2.97	% (a)	3.20%	3.26%
Expenses before offsets	2.85	% (a)	2.85%	2.85%
Net expenses	2.85	% (a)	2.85%	2.85%
Portfolio turnover	52%		116%	125%
Net assets, ending (in thousands)	$16,388		$8,574	$5,537

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2010	(z)	2009 (z)	2008 ^^^
Net asset value, beginning	$14.70		$15.00	$15.00
Income from investment operations:
Net investment income (loss)	(.13)		**	—
Net realized and unrealized gain (loss)	.79		(.30)	—
Total from investment operations	.66		(.30)	—
Distributions from:
Net investment income	(.01)		—	—
Net realized gain	(.23)		—	—
Total distributions	(.24)		—	—
Total increase (decrease) in net asset value	.42		(.30)	—
Net asset value, ending	$15.12		$14.70	$15.00

Total return*	4.51%		(2.00%)	—
Ratios to average net assets:A
Net investment income (loss)	(.90%)		.03%	—
Total expenses	3.96%		11.38%	—
Expenses before offsets	2.85%		2.99%	—
Net expenses	2.85%		2.85%	—
Portfolio turnover	61%		58%	—
Net assets, ending (in thousands)	$3,202		$915	$1

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$16.03		$14.28	$15.44
Income from investment operations:
Net investment income (loss)	(.03)		.05	.12
Net realized and unrealized gain (loss)	2.65		3.31	(.71)
Total from investment operations	2.62		3.36	(.59)
Distributions from:
Net investment income	(.02)		(.03)	(.11)
Net realized gain	(.80)		(1.58)	(.46)
Total distributions	(.82)		(1.61)	(.57)
Total increase (decrease) in net asset value	1.80		1.75	(1.16)
Net asset value, ending	$17.83		$16.03	$14.28

Total return*	17.01%		25.55%	(4.22%)
Ratios to average net assets:A
Net investment income (loss)	(.40	%) (a)	.40%	.76%
Total expenses	1.86	% (a)	2.12%	2.56%
Expenses before offsets	1.60	% (a)	1.60%	1.60%
Net expenses	1.60	% (a)	1.60%	1.60%
Portfolio turnover	52%		116%	125%
Net assets, ending (in thousands)	$9,813		$3,692	$2,934

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2010	(z)	2009 (z)	2008 ^^^
Net asset value, beginning	$14.83		$15.00	$15.00
Income from investment operations:
Net investment income	.09		.08	—
Net realized and unrealized gain (loss)	.77		(.25)	—
Total from investment operations	.86		(.17)	—
Distributions from:
Net investment income	(.02)		—	—
Net realized gain	(.23)		—	—
Total distributions	(.25)		—	—
Total increase (decrease) in net asset value	.61		(.17)	—
Net asset value, ending	$15.44		$14.83	$15.00

Total return*	5.84%		(1.13%)	—
Ratios to average net assets:A
Net investment income	.61%		.60%	—
Total expenses	8.03%		145.92%	—
Expenses before offsets	1.60%		1.74%	—
Net expenses	1.60%		1.60%	—
Portfolio turnover	61%		58%	—
Net assets, ending (in thousands)	$345		$31	$1

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

*** Portfolio turnover is not annualized for periods of less than one year.

^^^ From September 30, 2008 inception.

^^^^ From July 29, 2011 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations), or, for International and Global funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to each Fund.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement

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with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Fund’s advisory fee; comparative performance, fee and expense information for each Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of each Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Fund; the effect of each Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to each Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering each Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group or peer universe by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

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Calvert Global Alternative Energy Fund. For the one-, three- and five-year periods ended June 30, 2012, the Fund performed below the median of its peer group. The Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. The Board also considered management’s discussion of the limitations on the active benchmark against which the Fund’s performance was measured as well as the Fund’s performance against a custom active benchmark. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

Calvert Global Water Fund. For the one- and three-year periods ended June 30, 2012, the Fund performed above the median of its peer universe. The Fund outperformed its Lipper index for the one- and three-year periods ended June 30, 2012. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Funds’ fees and expenses, the Board compared each Fund’s fees and total expense ratio with various comparative data for the funds in each Fund’s respective peer group. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. This data, and the considerations of the Board with respect to the Funds’ fees and expenses, included the following: Calvert Global Alternative Energy Fund. The Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

Calvert Global Water Fund. The Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

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The Board reviewed the Advisor’s profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the advisory fee to the Funds’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative, and distribution services to the Funds for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed a portion of each Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Funds. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Funds was reasonable.

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given each Fund’s current size. The Board noted that if the Funds’ assets increased over time, the Funds might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement with respect to each Fund, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to each Fund based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; each Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the

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Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Subadvisor under each Fund’s Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Funds’ performance during the one-, three- and five-year periods ended June 30, 2012, as applicable, as compared to the Fund’s peer group or peer universe and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor to each Fund and the profitability to the Subadvisor of its relationship with each Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee with respect to each Fund at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee for each Fund was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor to each Fund and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Funds to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for each Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage each Fund’s assets in accordance with each Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Global Alternative Energy Fund, and the performance of the Global Water Fund

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is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) each Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund would be in the best interests of the Funds and their respective shareholders.

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To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report  that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:  May 30, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:  May 30, 2013

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:  May 30, 2013